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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                             SECURITY CAPITAL CORPORATION

                (Exact name of registrant as specified in its charter)


                                    July 17, 1997

                   Date of Report (Date of earliest event reported)


       Delaware                      1-7921              13-3003070
(State or other jurisdiction      (Commission         (I.R.S. Employer
 of incorporation)                 File Number)       Identification No.)


    1111 North Loop West, Suite 400, Houston, Texas               77008
    (Address of principal executive offices)                    (Zip Code)


                                   (713) 880- 7100
                 (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    As previously reported in a Current Report on Form 8-K filed by the Company on October 16, 1992, the Company's indirect, wholly-owned subsidiary, Foster Insurance Managers, Inc., a Texas corporation ("FIM"), is party to an Agency and Management Services Agreement (the "Agency Agreement"), effective September 1, 1992, as amended by an Amendment dated September 30, 1994, with Foster Insurance Services, Inc., a Texas corporation ("FIS"), pursuant to which FIS serves FIM as its local recording agent in the State of Texas and FIM provides management consulting services to FIS and maintains insurance markets for the placement of the insurance business produced by FIS. FIM is also party to a Buy-Sell Agreement (the "Buy-Sell Agreement"), effective September 1, 1992, with FIS and Edward G. Britt, Jr. ("Britt"), the sole shareholder of FIS. For a description of the terms of the Agency Agreement and the Buy-Sell Agreement, reference is made to the Company's Current Report on Form 8-K filed on October 16, 1992 and the exhibits attached thereto, which are incorporated by reference herein.

    As also previously reported in a Current Report on Form 8-K filed by the Company on October 17, 1996, on August 29, 1996, Britt exercised his put option pursuant to Section 2(a) of the Buy-Sell Agreement to require FIM to purchase all of the shares of FIS common stock held by Britt for the put option price of $1,000. By the same notice, Britt also exercised his option (the "Option") pursuant to Section 2(b) of the Buy-Sell Agreement to purchase all of the assets, liabilities and business of FIS at fifty percent (50%) of their Fair Market Value (as defined in the Buy-Sell Agreement).


     On July 17, 1997, FIM and Britt consummated the purchases and sales described above pursuant to a Purchase Agreement (the "Purchase Agreement"), dated as of July 3, 1997, by and among FIM, FIS, BMD&B, Inc., a Texas corporation (the "Buyer"), Larry M. Karren ("Karren") and Britt. Prior to the closing under the Purchase Agreement, all of the Buyer's shareholders, including Britt, transferred all of their shares of capital stock in Buyer to Bowen, Miclette & Descant, Inc., now known as Bowen, Miclette, Descant & Britt, Inc. ("BMD"), and Britt transferred all of his proprietary interest in FIS, including all of the issued and outstanding capital stock of FIS (collectively, the "Britt/FIS Proprietary Interest") and his Option to BMD which, in turn, transferred and contributed the Britt/FIS Proprietary Interest and the Option to Buyer.

     Pursuant to the Purchase Agreement, FIM transferred to Buyer all of its beneficial ownership in FIS in consideration of $1,314,484.64 (which represents the purchase price of $1,525,845.00 specified in the Purchase Agreement, less the net amount due FIS, Buyer or any of their respective affiliates other than FIM and the Company (collectively, the "Buyer Group") from FIM or the Company, after subtracting all amounts due to FIM or the Company by any of the Buyer Group (including, without limitation, pursuant to the Agency Agreement and the letter agreement, dated June 28, 1994, from Buyer to Capital Partners, Inc. with respect to the institution of a management fee for the collection of life and group commissions), through, at a

                                         -2-


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minimum, June 30, 1997 (the "Effective Date")).  The purchase price is subject to adjustment based on a review by the Company's auditors, Deloitte & Touche LLP, of financial information with respect to FIS and Bowen, Miclette, Descant & Britt (the "Partnership") through the Effective Date. Disputes between FIM and the Buyer are subject to arbitration.

     In addition to the purchase price, FIM is entitled to receive 25% of the value received by FIS on any accounts receivable of FIS and/or the Partnership that have been written off as uncollectible prior to and as of the Effective Date.

     The Purchase Agreement also provides that FIS and Buyer, jointly and severally, will indemnify FIM, its directors, officers, employees, affiliates and assigns on account of claims, losses, damages and costs (including interest, penalties and reasonable attorneys' fees) (i) which arise, result from, or relate to (A) liabilities of FIS, (B) any breach of, or failure by Buyer, FIS or Britt to perform any of its or his representations, warranties and covenants contained in the Purchase Agreement or (C) the Agreements (as hereinafter defined) (including the termination or modification thereof), (ii) which otherwise relate to or arise out of the business (whether arising before or after the closing) of FIS, Buyer or Britt, including all claims arising out of, resulting from or relating to the QUALITY OILFIELD PRODUCTS, INC. litigation or any other litigation described in the Purchase Agreement or (iii) which arise, result from, or relate to any claim by any of Messrs. Karren, Acree or Drew that any of them have any interest in or right to any interest in FIS or Buyer or any affiliate thereof.

     Finally, pursuant to the Purchase Agreement, the Buy-Sell Agreement and the Agency Agreement were terminated as of the Effective Date, subject to payment of all fees due FIM under the Agency Agreement through such date. FIM, FIS, Buyer, BMD, Britt, Karren, David G. Miclette, Dennis M. Descant, Samuel F. Bowen, William G. Bowen, Jr. and their respective spouses also entered into a Modification Agreement, dated as of July 3, 1997, whereby each of (i) the Stock Purchase Agreement effective the 1st day of January, 1993 among Britt and Karren (and their respective spouses), FIS, FIM and Buyer, (ii) the Shareholder Agreement effective as of the 1st day of January, 1993 by and among BMD, David
G. Miclette, Dennis Michael Descant, Samuel F. Bowen, William G. Bowen, Karren, their respective spouses, Buyer, FIM and FIS, (iii) the Management Services Agreement dated August 10, 1994 between FIM, FIS, BMD and Buyer, (iv) the Partnership Agreement of the Partnership dated June 15, 1994 between BMD and FIS, (v) the Personnel Services and Clarification Agreement dated June 15, 1994 among BMD, FIS, Buyer and the Partnership, and (vi) the Interim Agreement dated October 30, 1992 between FIS, FIM, BMD, Samuel F. Bowen, David G. Miclette, D. Michael Descant, William G. Bowen, Jr., Thomas C. Cook and Britt (each of foregoing, together with the Buy-Sell Agreement and the Agency Agreement, collectively, the "Agreements") was modified to remove FIM as a party thereto, effective June 30, 1997.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (b)  Pro Forma Financial Information.

     The Company believes that it is impracticable to provide any of the required pro forma financial information at the time of filing of this Current Report on Form 8-K. The required pro forma financial information will be filed as soon as practicable and, in any event, not later than 60 days following the due date of this Current Report on Form 8-K.

          (c)  Exhibits.

NUMBER    EXHIBIT

  1. Agency and Management Services Agreement (the "Agency Agreement"), effective September 1, 1992, between Foster Insurance Managers, Inc. ("FIM") and Foster Insurance Services, Inc. ("FIS") (Incorporated by reference to Exhibit 1 to the Company's Current Report on Form 8-K dated September 1, 1992).

  2. Amendment, dated September 30, 1994, to the Agency Agreement between FIM and FIS (Incorporated by reference to Exhibit 10.10A to the Company's Form 10-K Annual Report for the fiscal year ended September 30, 1994).

  3. Buy-Sell Agreement, effective September 1, 1992, between FIM, FIS and Edward G. Britt, Jr. ("Britt") (Incorporated by reference to Exhibit 2 to the Company's Current Report on Form 8-K dated September 1, 1992).

  4. Purchase Agreement, dated as of July 3, 1997, by and among FIM, FIS, BMD&B, Inc., a Texas corporation, formerly known as Bowen, Miclette, Descant & Britt, Inc. ("Buyer"), Larry M. Karren ("Karren") and Britt.

  5. Modification Agreement, dated as of July 3, 1997, by and among FIM, FIS, Bowen, Miclette, Descant & Britt, Inc., a Texas corporation, formerly known as Bowen, Miclette & Descant, Inc. ("BMD"), and Buyer.

  6. Stock Purchase Agreement effective the 1st day of January, 1993 among Britt, Patricia C. Britt, Karren, Jodi S. Karen, FIS, FIM and Buyer (Incorporated by reference to Exhibit 10.18 to the Company's Form 10-K Annual Report for the fiscal year ended September 30, 1995).

  7. Shareholder Agreement effective as of the 1st day of January, 1993 by and among BMD, David G. Miclette, Dennis Michael Descant, Samuel F. Bowen, William G. Bowen, Karren, their respective spouses, Buyer, FIM and FIS (Incorporated by reference to Exhibit 10.22 to the Company's Form 10-K Annual Report for the

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          fiscal year ended September 30, 1995).

  8. Management Services Agreement dated August 10, 1994 between FIS, BMD and Buyer (Incorporated by reference to Exhibit 10.15 to the Company's Form 10-Q Quarterly Report for the period ended June 30, 1994).

  9. Partnership Agreement of Bowen, Miclette, Descant & Britt (the "Partnership") dated June 15, 1994 between BMD and FIS (Incorporated by reference to Exhibit 3 to the Company's Form 10-Q Quarterly Report for the period ended June 30, 1994).

  10. Personnel Services and Clarification Agreement dated June 15, 1994 among BMD, FIS, Buyer and the Partnership (Incorporated by reference to Exhibit 10.16 to the Company's Form 10-Q Quarterly Report for the period ended June 30, 1994).

  11. Interim Agreement dated October 30, 1992 between FIS, FIM, BMD, Samuel F. Bowen, David G. Miclette, D. Michael Descant,
          William G. Bowen, Jr., Thomas C. Cook, and Britt (Incorporated by reference to Exhibit 10(P) to the Company's Form 10-K Annual Report for the fiscal year ended September 30, 1992).

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                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SECURITY CAPITAL CORPORATION

                                             (Registrant)



Dated: August 1, 1997                   By:
                                            ----------------------------
                                             A. George Gebauer
                                             President

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                             INDEX OF EXHIBITS



                                                                   Sequentially
                                                                   Numbered
NUMBER             EXHIBIT                                         PAGE




1. Agency and Management Services Agreement (the "Agency Agreement"), effective September 1, 1992, between Foster Insurance Managers, Inc. ("FIM") and Foster Insurance Services, Inc. ("FIS") (Incorporated by reference to Exhibit 1 to the Company's Current Report on Form 8-K dated
                   September 1, 1992).


2.                 Amendment, dated September 30, 1994, to the
                   Agency Agreement between FIM and FIS (Incorporated by reference to Exhibit 10.10A to the Company's Form 10-K Annual Report for the fiscal year ended September 30, 1994).


3. Buy-Sell Agreement, effective September 1, 1992, between FIM, FIS and Edward G. Britt, Jr. ("Britt") (Incorporated by reference to Exhibit 2 to the Company's Current Report on Form 8-K dated September 1, 1992).


4. Purchase Agreement, dated as of July 3, 1997, by and among FIM, FIS, BMD&B, Inc., a Texas corporation, formerly known as Bowen, Miclette, Descant & Britt, Inc. ("Buyer"), Larry M. Karren ("Karren") and Britt.


5.                 Modification Agreement, dated as of
                   July 3, 1997, by and among FIM, FIS, Bowen,
                   Miclette, Descant & Britt, Inc., a Texas corporation, formerly known as Bowen, Miclette & Descant, Inc. ("BMD"), and Buyer.


                                       -7-

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6.                 Stock Purchase Agreement effective the 1st
                   day of January, 1993 among Britt, Patricia
                   C. Britt, Karren, Jodi S. Karen, FIS, FIM and Buyer (Incorporated by reference to Exhibit 10.18 to the Company's Form 10-K Annual Report for the fiscal year ended September 30, 1995).


7. Shareholder Agreement effective as of the 1st day of January, 1993 by and among BMD, David G. Miclette, Dennis Michael Descant, Samuel F. Bowen, William G. Bowen, Karren, their respective spouses, Buyer, FIM and FIS (Incorporated by reference to Exhibit 10.22 to the Company's Form 10-K Annual Report for the fiscal year ended September 30, 1995).

8.                 Management Services Agreement dated August
                   10, 1994 between FIS, BMD and Buyer
                   (Incorporated by reference to Exhibit 10.15 to the Company's Form 10-Q Quarterly Report for the period ended June


9. Partnership Agreement of Bowen, Miclette, Descant & Britt (the "Partnership") dated June 15, 1994 between BMD and FIS (Incorporated by reference to Exhibit 3 to the Company's Form 10-Q Quarterly Report for the period ended June 30, 1994).


10.                Personnel Services and Clarification
                   Agreement dated June 15, 1994 among BMD, FIS,
                   Buyer and the Partnership (Incorporated
                   by reference to Exhibit 10.16 to the Company's
                   Form 10-Q Quarterly Report for the period ended
                   June 30, 1994).


                                       -8-

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11.                Interim Agreement dated October 30, 1992
                   between FIS, FIM, BMD, Samuel F. Bowen,
                   David G. Miclette, D. Michael Descant,
                   William G. Bowen, Jr., Thomas C. Cook, and
                   Britt (Incorporated by reference to Exhibit
                   10(P) to the Company's Form 10-K Annual
                   Report for the fiscal year ended September 30, 1992).